To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Alessandro Gomes Resende, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 3, 20, 21, 22, 23, 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Alessandro Gomes Resende

_________________________________________________________________________

Alessandro Gomes Resende

Vale Qualified Professional for Iron Ore and Manganese

Engineer Specialist

PQR CBRR #021114

1

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Arnor Barbosa de Couto Junior, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 4, 12, 13, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Arnor Barbosa de Couto Junior

_________________________________________________________________________

Arnor Barbosa de Couto Junior

Vale Qualified Professional for Iron Ore and Manganese

Specialist Engineer

PQR CBRR #021102

2

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Carlos Eduardo Reinaldo Delgado, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1; 2; 5; 6; 7; 8; 9; 20; 21; 22; 23; 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Carlos Eduardo Reinaldo Delgado

_________________________________________________________________________

Carlos Eduardo Reinaldo Delgado

Vale Qualified Professional for Iron Ore and Manganese

Mineral Exploration Master Geologist

PQR CBRR #021101

3

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Evandro Machado da Cunha Filho, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 5, 6, 8, 9, 11, 20, 21, 22, 23, 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Evandro Machado da Cunha Filho

_________________________________________________________________________

Evandro Machado da Cunha Filho

Vale Qualified Professional for Iron Ore and Manganese

Mineral Resources – Specialist Geologist/Geostatistician

Member of AusIMM #230572

4

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Guilherme Paiva da Silva, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 12, 13, 15, 20, 21, 22, 23, 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Guilherme Paiva da Silva

_________________________________________________________________________

Guilherme Paiva da Silva

Vale Qualified Professional for Iron Ore

Mineral Reserves Specialist Mining Engineer

PQR CBRR #021110

5

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Helder Carmo dos Reis, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 12, 13, 15, 20, 21, 22, 23, 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Helder Carmo dos Reis

_________________________________________________________________________

Helder Carmo dos Reis

Vale Qualified Professional for Iron Ore and Manganese

Mineral Reserves Engineer Specialist

PQR CBRR #021111

6

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Hely Simões Gurgel, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 10, 14, 20, 21, 22, 23, 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Hely Simões Gurgel

_________________________________________________________________________

Hely Simões Gurgel

Vale Qualified Professional for Iron Ore and Manganese

Process Development Specialist Engineer

PQR CBRR #021116

7

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Teófilo Aquino Vieira da Costa, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 7, 13, 20, 21, 22, 23, 24 and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: March 24, 2023

/s/ Teófilo Aquino Vieira da Costa

_________________________________________________________________________

Teófilo Aquino Vieira da Costa

Vale Qualified Professional for Iron Ore and Manganese

Geotechnical Specialist

PQR CBRR #021109

8